UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 13, 2003



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)

            NEW YORK                      333-54992               11-2571221
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                          11572
 (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 13, 2003, the Company issued the following press release:

AMERICAN MEDICAL ALERT CORP. REPORTS THIRD QUARTER RESULTS

OCEANSIDE, N.Y.--November 13, 2003--American Medical Alert Corp. (Nasdaq: AMAC) today reported that revenues, consisting primarily of monthly recurring revenues
(MRR), for the three months ended September 30, 2003 were $4,311,348, an increase of $559,701 or 15% as compared to $3,751,647 for the same period in 2002. Revenues for the nine months ended September 30, 2003 were $12,166,200, an increase of $1,151,331 or 10% as compared to $11,014,869 for the same period in 2002.

Net income for the three months ended September 30, 2003 increased to $157,529, or $.02 per diluted share, as compared to net income of $84,123, or $.01 per diluted share for the same period in 2002. Net income for the nine months ended September 30, 2003 increased to $372,430, or $.05 per diluted share, as compared to net income of $303,138, or $.04 per diluted share for the same period in 2002.

AMAC's chairman and CEO, Howard M. Siegel, commented that management's efforts remain focused on maximizing revenues at its newly established communications facility, thus leveraging its expanded operational capacity to produce higher gross margin revenues. Interest in the Company's Disease Management Monitoring and Telephone Answering Services products, in particular, continues to grow from both the Company's existing PERS customer base and new home care, hospital based and managed care providers. The effect of increasing revenues from each of its operating units over the next several quarters is expected to continue to improve the Company's net earnings.

The Company reaffirms its projection for the full fiscal year ending December 31, 2003, previously released on August 21, 2003, of gross revenues of $16,600,000 and net income of $575,000.

ABOUT AMAC

AMAC is a national provider of remote health monitoring devices and 24/7 communication services designed to promote early medical intervention and improve quality of life for senior, disabled and chronically ill populations. AMAC's product and service offerings include Personal Emergency Response Systems
(PERS), electronic medication reminder devices, disease management monitoring appliances and 24/7 medical on-call and emergency response



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

monitoring. AMAC operates several National Medical On-Call and Communication Centers allowing access to trained response professionals 24/7.

This press release contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-KSB, the Company's Quarterly Reports on Forms 10-QSB, and other filings and releases. These include uncertainties relating to government regulation, technological changes, our expansion plans and product liability risks.

Statements of income for the nine and three months ended September 30, 2003 and 2002 and balance sheets as of September 30, 2003 and December 31, 2002 are attached.

SELECTED FINANCIAL DATA

                                                    Nine Months Ended                             Three Months Ended
                                             9/30/2003             9/30/2002               9/30/2003             9/30/2002
                                             ---------             ---------               ---------             ---------

                               Revenues         $12,166,200           $11,014,869             $4,311,348             $3,751,647

                             Net Income            $372,430              $303,138               $157,529                $84,123

                   Net Income per Share

                                  Basic               $0.05                 $0.04                  $0.02                  $0.01
                                Diluted               $0.05                 $0.04                  $0.02                  $0.01

                 Basic Weighted Average

                     Shares Outstanding           7,436,685             7,108,812              7,448,854              7,426,739

               Diluted Weighted Average

                     Shares Outstanding           7,621,842             7,562,729              7,769,737              7,796,499


                CONDENSED BALANCE SHEET

                                                                 September 30,           December 31,
                                                                      2003                   2002
                                                                  (Unaudited)
                ASSETS

                         Current Assets                                $6,000,256             $7,158,154
                     Fixed Assets - Net                                 6,770,517              7,221,088
                           Other Assets                                 4,444,561              2,601,405

                                                               -------------------     ------------------
                           TOTAL ASSETS                               $17,215,334            $16,980,647
                                                               ===================     ==================



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

 LIABILITIES AND STOCKHOLDERS' EQUITY

                    Current Liabilities                                $2,220,932             $2,351,936
                    Deferred Income Tax                                   676,000                597,000
                         Long-term Debt                                   849,897              1,079,506
                Long-term Capital Lease                                   142,728                156,448
                 Put Warrant Obligation                                   244,916                181,000
                      Other Liabilities                                    89,860                 55,500

                                                               -------------------     ------------------
                      TOTAL LIABILITIES                                $4,224,333             $4,421,390

                   Stockholders' Equity                                12,991,001             12,559,257

                                                               -------------------     ------------------
                  TOTAL LIABILITIES AND
                   STOCKHOLDERS' EQUITY                               $17,215,334            $16,980,647
                                                               ===================     ==================






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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 13, 2003

                                         AMERICAN MEDICAL ALERT CORP.


                                         By:  /s/ Jack Rhian
                                              ----------------------------------
                                              Name:  Jack Rhian
                                              Title: Executive Vice President
                                                     and Chief Operating Officer
























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